UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 4, 2009

EClips Energy Technologies, Inc.

(Exact name of Small Business Issuer in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-25097

(Commission File Number)

65-0783722

(IRS Employer Identification No.)

3900A 31st Street N., St. Petersburg, Florida   33714

(Address of Principal Executive Offices and Zip Code)

(727) 525-5552

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 5 Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

EClips Energy Technologies, Inc. (the “Company”) (OTC BB:WEGY.OB), a Florida corporation focused on energy conservation technologies and environmental sustainability, announced today that on February 26, 2009, the Company filed Articles of Amendment to the Company’s Articles of Incorporation with the Florida Department of State, Division of Corporations.  The effective date of the Amendment is February 26, 2009.  Pursuant to the Amendment, the Company has changed its name from “World Energy Solutions, Inc.” to “EClips Energy Technologies, Inc.”  The Company has filed appropriate applications with NASDAQOMX to provide notice of the name change to the market and has requested new CUSIP numbers for its common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPS ENERGY TECHNOLOGIES, INC.

By:

/s/:  Benjamin C. Croxton

Benjamin C. Croxton, Chief Executive Officer

DATED:  March 4, 2009.

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